(BULL LOGO)


Semi-Annual Report

February 28, 2001



Merrill Lynch
Fundamental Growth
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Fundamental Growth
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER


Portfolio Matters
For the six months ended February 28, 2001, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -24.10%, -24.48%, -24.51% and -24.21%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) Over the six-month period, the Fund declined less than the average return of comparable mutual funds as measured by the Lipper, Inc. Large Cap Growth Funds Average of -27.24%. Overall, the US equity markets have been in a declining value trend since the start of the six-month period ended February 28, 2001.

The primary reason for the Fund's relative outperformance compared to other actively managed large cap growth funds is that we began to significantly reduce our exposure to technology stocks in late August 2000 and into September 2000. Prior to this, the percentage of the Fund's net assets invested in technology companies ranged from 40% to 50%. As of February 28, 2001, our exposure to companies in technology industries represented less than 3% of net assets. While moving away from technology companies, we shifted our focus to stocks of companies in the pharmaceutical, bank, insurance, beverage, media, food and drug retailing, multiline and specialty retail, and energy equipment and services industries. Our investments in the pharmaceutical, bank, insurance, food and drug retailing, beverage, and energy equipment and services areas contributed to the Fund's relative outperformance compared to other large cap growth funds.

The Fund's five largest industries at February 28, 2001 were: pharmaceuticals, energy equipment and services, insurance, banks and media. Our ten largest equity holdings were: General Electric Company, Pfizer Inc., AOL Time Warner Inc., The Home Depot, Inc., Merck & Co., Inc., Wal-Mart Stores, Inc., American International Group, Inc., Enron Corp., Wells Fargo Company and PepsiCo, Inc. (For complete details, see page 19 of this report to shareholders.)


Market Outlook
The US Federal Reserve Board Open Market Committee finally took steps to ease monetary policy with two policy actions in January 2001. The Federal Reserve Board had started to tighten monetary policy in late June 1999. We believe that the duration and degree of the downturn in US stock prices over the past six months reflects this extended tightening bias and that the start of an easing program could be positive for the US stock market for the remainder of 2001. In addition, the new Administration in the White House is proposing reductions in personal income tax rates. If there is some front-end loading of these reductions, this policy change could mean a nearer-term positive uplift to rates of real growth and profitability for the US economy. Consequently, the fiscal and monetary policy environment could favorably support diversified US stock market investment returns in 2001.


In Conclusion
The six-month period ended February 28, 2001 was a challenging one, as the US stock markets were in a downtrend throughout the entire period. We believe the most optimistic factor in the outlook for the remainder of 2001 is the easing monetary policy by the Federal Reserve Board.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


We thank you for your investment in Merrill Lynch Fundamental Growth Fund, Inc., and we look forward to sharing our outlook and strategies with you again in our annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director




(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager


March 13, 2001



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary


Arthur Zeikel, Director of Merrill Lynch Fundamental Growth Fund,
Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.


Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                    6 Month          12 Month       Since Inception
As of February 28, 2001                           Total Return     Total Return       Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*     -24.10%          -20.90%           +234.52%
ML Fundamental Growth Fund, Inc. Class B Shares*     -24.48           -21.69            +213.38
ML Fundamental Growth Fund, Inc. Class C Shares*     -24.51           -21.74            +208.51
ML Fundamental Growth Fund, Inc. Class D Shares*     -24.21           -21.12            +228.81
Standard & Poor's 500 Index**                        -17.84           - 8.20        +198.58/+231.95

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 10/21/94 for Class A & Class B
Shares and from 12/24/92 for Class C & Class D Shares.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 10/21/94 and from 12/24/92, respectively.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
Year Ended 12/31/00                       - 6.55%        -11.45%
Five Years Ended 12/31/00                 +21.96         +20.65
Inception (10/21/94)
through 12/31/00                          +22.91         +21.85

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*
Year Ended 12/31/00                       - 7.51%        -10.92%
Five Years Ended 12/31/00                 +20.70         +20.70
Inception (10/21/94)
through 12/31/00                          +21.66         +21.66

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
Year Ended 12/31/00                       - 7.47%        - 8.32%
Five Years Ended 12/31/00                 +20.70         +20.70
Inception (12/24/92)
through 12/31/00                          +16.13         +16.13

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
Year Ended 12/31/00                       - 6.77%        -11.67%
Five Years Ended 12/31/00                 +21.64         +20.34
Inception (12/24/92)
through 12/31/00                          +17.04         +16.25

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**Assuming maximum sales charge.




Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS

                      Shares                                                                                   Percent of
Industries             Held                  Stocks                             Cost               Value       Net Assets
Banks                 735,000      BB&T Corporation                        $   26,791,033      $   26,555,550      0.5%
                    1,280,000      Northern Trust Corporation                 104,192,053          90,960,000      1.5
                      750,000      PNC Bank Corp.                              54,304,662          52,125,000      0.9
                    3,825,000      Wells Fargo Company                        179,187,087         189,873,000      3.2
                                                                           --------------      --------------    ------
                                                                              364,474,835         359,513,550      6.1

Beverages           2,900,000      The Coca-Cola Company                      171,507,227         153,787,000      2.6
                    3,890,000      PepsiCo, Inc.                              186,676,313         179,251,200      3.0
                                                                           --------------      --------------    ------
                                                                              358,183,540         333,038,200      5.6

Biotechnology       1,750,000    ++Amgen Inc.                                 116,028,106         126,000,000      2.1

Computers &           420,800    ++Palm, Inc.                                   7,202,385           7,285,100      0.1
Peripherals

Diversified         1,000,000      Countrywide Credit Industries, Inc.         47,297,469          44,230,000      0.8
Financials            720,000      State Street Corporation                    78,853,112          72,324,000      1.2
                    1,524,700      T. Rowe Price Group Inc.                    58,689,822          54,317,437      0.9
                                                                           --------------      --------------    ------
                                                                              184,840,403         170,871,437      2.9

Diversified         4,120,000    ++Infonet Services Corporation (Class B)      51,258,962          21,712,400      0.4
Telecommunication
Services

Energy Equipment    2,800,000      Baker Hughes Incorporated                   88,764,633         109,760,000      1.9
& Services          1,620,000      Diamond Offshore Drilling, Inc.             59,142,458          67,878,000      1.2
                    3,025,000      Halliburton Company                        139,260,978         120,455,500      2.0
                      680,000    ++Noble Drilling Corporation                  28,693,447          31,654,000      0.5
                    2,050,000    ++Rowan Companies, Inc.                       61,762,800          58,527,500      1.0
                    1,340,000      Transocean Sedco Forex Inc.                 62,810,081          64,494,200      1.1
                    2,415,000    ++Weatherford International, Inc.            117,788,091         125,652,450      2.1
                                                                           --------------      --------------    ------
                                                                              558,222,488         578,421,650      9.8

Food & Drug         2,640,920      CVS Corporation                            140,554,863         161,096,120      2.7
Retailing           2,135,000      Koninklijke Ahold NV                        66,070,996          68,795,644      1.2
                    2,822,500      Walgreen Co.                               107,145,430         125,093,200      2.1
                                                                           --------------      --------------    ------
                                                                              313,771,289         354,984,964      6.0

Food Products         300,000      The Quaker Oats Company                     28,921,741          29,256,000      0.5

Gas Utilities       2,105,000      El Paso Corporation                        106,707,670         147,981,500      2.5

Hotels,               730,000      McDonald's Corporation                      23,811,832          21,462,000      0.4
Restaurants &
Leisure

Household           1,526,850      Sony Corporation (ADR)(a)                  160,603,502         109,185,044      1.8
Durables

Household             750,000      Colgate-Palmolive Company                   42,083,011          44,287,500      0.8
Products

Industrial          6,256,300      General Electric Company                   222,048,793         290,917,950      4.9
Conglomerates

Insurance             835,000      AFLAC Incorporated                          60,046,907          50,233,600      0.8
                    2,475,000      American International Group, Inc.         205,728,607         202,455,000      3.4
                      900,000      Everest Re Group, Ltd.                      62,826,063          56,925,000      1.0
                    3,240,000      Lincoln National Corporation               160,801,957         142,138,800      2.4
                       13,700    ++Markel Corporation                           2,409,632           2,462,575      0.0
                      477,000      Marsh & McLennan Companies, Inc.            62,698,323          51,039,000      0.9
                                                                           --------------      --------------    ------
                                                                              554,511,489         505,253,975      8.5



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (continued)

                      Shares                                                                                   Percent of
Industries             Held                  Stocks                             Cost               Value       Net Assets
Internet & Catalog    250,000    ++Amazon.com, Inc.                        $    9,018,920      $    2,531,250      0.0%
Retail

Internet            2,050,000    ++Commerce One, Inc.                         122,694,634          35,746,875      0.6
Software &          3,485,000    ++Exodus Communications, Inc.                161,622,128          50,968,125      0.9
Services                                                                   --------------      --------------    ------
                                                                              284,316,762          86,715,000      1.5

Media               5,500,000    ++AOL Time Warner Inc.                       239,767,678         242,165,000      4.1
                    1,243,300    ++Clear Channel Communications, Inc.          60,277,213          71,054,595      1.2
                    1,660,300    ++Hispanic Broadcasting Corporation           47,463,966          37,356,750      0.6
                      350,000      The Interpublic Group of Companies, Inc.     8,415,569          13,160,000      0.2
                    1,237,100    ++Viacom, Inc. (Class B)                      44,152,324          61,483,870      1.0
                    3,412,300      The Walt Disney Company                    120,473,479         105,610,685      1.8
                                                                           --------------      --------------    ------
                                                                              520,550,229         530,830,900      8.9

Multi-Utilities     2,834,100      Enron Corp.                                140,170,237         194,135,850      3.3

Multiline Retail    1,100,000    ++Kohl's Corporation                          74,052,106          72,501,000      1.2
                    4,265,000      Wal-Mart Stores, Inc.                      212,079,983         213,633,850      3.6
                                                                           --------------      --------------    ------
                                                                              286,132,089         286,134,850      4.8

Personal              725,000      The Estee Lauder Companies Inc. (Class A)   30,950,145          28,014,000      0.5
Products              800,000      The Gillette Company                        28,748,469          26,008,000      0.4
                                                                           --------------      --------------    ------
                                                                               59,698,614          54,022,000      0.9

Pharmaceuticals     1,100,000      Aventis SA                                  94,590,245          88,612,656      1.5
                    2,603,900      Bristol-Myers Squibb Company               189,605,092         165,113,299      2.8
                    1,350,000      Eli Lilly and Company                      124,407,506         107,271,000      1.8
                    2,835,000    ++Immunex Corporation                         92,775,777          92,137,500      1.6
                    2,745,000      Merck & Co., Inc.                          207,463,759         220,149,000      3.7
                    6,075,200      Pfizer Inc.                                228,818,117         273,384,000      4.6
                    2,500,100      Pharmacia Corporation                      146,800,938         129,255,170      2.2
                    1,500,000      Sanofi-Synthelabo SA                        97,273,391          80,832,840      1.4
                                                                           --------------      --------------    ------
                                                                            1,181,734,825       1,156,755,465     19.6

Semiconductor         400,000    ++ASM Lithography Holding NV                   9,012,793           8,721,486      0.2
Equipment &           467,000    ++Transmeta Corporation                       13,930,788           9,515,125      0.1
Products                                                                       22,943,581          18,236,611      0.3

Software            1,290,000    ++Rational Software Corporation               56,009,770          45,069,375      0.8

Specialty Retail    5,635,600      The Home Depot, Inc.                       237,507,150         239,513,000      4.0

Wireless            1,000,000      Vodafone Group PLC (ADR)(a)                 36,451,121          27,310,000      0.5
Telecommunication
Services

                                   Total Stocks                             5,927,203,344       5,741,425,571     97.0



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (concluded)

                      Shares                                                                                   Percent of
Industries             Held          Short-Term Securities                      Cost               Value       Net Assets
Commercial        $50,000,000      CBA (Delaware) Finance, 5.46%
Paper*                             due 3/05/2001                           $   49,969,667      $   49,969,667      0.8%
                   39,887,000      General Motors Acceptance Corp.,
                                   5.56% due 3/01/2001                         39,887,000          39,887,000      0.7
                   50,000,000      Morgan (J.P.) & Company, 5.50%
                                   due 3/01/2001                               50,000,000          50,000,000      0.8
                   45,000,000      Verizon Global Funding, 5.33%
                                   due 4/16/2001                               44,693,525          44,693,525      0.8

                                   Total Short-Term Securities                184,550,192         184,550,192      3.1

Total Investments                                                          $6,111,753,536       5,925,975,763    100.1
                                                                           ==============
Liabilities in Excess of Other Assets                                                             (4,889,345)     (0.1)
                                                                                              ---------------    ------
Net Assets                                                                                    $ 5,921,086,418    100.0%
                                                                                              ===============    ======


++Non-income producing security.
*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 2001
Assets:             Investments, at value (identified cost--$6,111,753,536)                               $5,925,975,763
                    Cash                                                                                         773,119
                    Foreign cash                                                                                   1,279
                    Receivables:
                      Securities sold                                                  $   52,050,553
                      Capital shares sold                                                  45,630,052
                      Dividends                                                             3,567,786        101,248,391
                                                                                        -------------
                    Prepaid registration fees and other assets                                                   219,065
                                                                                                          --------------
                    Total assets                                                                           6,028,217,617
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                 86,823,876
                      Capital shares redeemed                                              11,823,493
                      Distributor                                                           2,960,935
                      Investment adviser                                                    2,596,036        104,204,340
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     2,926,859
                                                                                                          --------------
                    Total liabilities                                                                        107,131,199
                                                                                                          --------------

Net Assets:         Net assets                                                                            $5,921,086,418
                                                                                                          ==============

Net Assets          Class A Shares of capital stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $   49,126,759
                    Class B Shares of capital stock, $.10 par value,
                    250,000,000 shares authorized                                                            143,042,022
                    Class C Shares of capital stock, $.10 par value,
                    100,000,000 shares authorized                                                             31,454,824
                    Class D Shares of capital stock, $.10 par value,
                    100,000,000 shares authorized                                                             71,176,520
                    Paid-in capital in excess of par                                                       5,745,093,666
                    Accumulated investment loss--net                                                         (1,736,840)
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                    68,707,240
                    Unrealized depreciation on investments--net                                            (185,777,773)
                                                                                                          --------------
                    Net assets                                                                            $5,921,086,418
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $1,028,534,852 and 49,126,759 shares
                    outstanding                                                                           $        20.94
                                                                                                          ==============
                    Class B--Based on net assets of $2,800,424,387 and 143,042,022 shares
                    outstanding                                                                           $        19.58
                                                                                                          ==============
                    Class C--Based on net assets of $619,472,942 and 31,454,824 shares
                    outstanding                                                                           $        19.69
                                                                                                          ==============
                    Class D--Based on net assets of $1,472,654,237 and 71,176,520 shares
                    outstanding                                                                           $        20.69
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 2001
Investment          Dividends (net of $257,720 foreign withholding tax)                                   $   20,713,186
Income:             Interest and discount earned                                                              19,673,898
                                                                                                          --------------
                    Total income                                                                              40,387,084
                                                                                                          --------------

Expenses:           Investment advisory fees                                           $   18,001,215
                    Account maintenance and distribution fees--Class B                     14,798,487
                    Account maintenance and distribution fees--Class C                      2,957,010
                    Account maintenance fees--Class D                                       1,912,333
                    Transfer agent fees--Class B                                            1,817,312
                    Transfer agent fees--Class D                                              798,728
                    Transfer agent fees--Class A                                              453,157
                    Transfer agent fees--Class C                                              386,007
                    Accounting services                                                       364,409
                    Registration fees                                                         231,208
                    Custodian fees                                                            125,628
                    Printing and shareholder reports                                           95,780
                    Professional fees                                                          67,714
                    Directors' fees and expenses                                               45,440
                    Pricing fees                                                               16,038
                    Other                                                                      53,458
                                                                                       --------------
                    Total expenses                                                                            42,123,924
                                                                                                          --------------
                    Investment loss--net                                                                     (1,736,840)
                                                                                                          --------------

Realized &          Realized gain (loss)from:
Unrealized Gain       Investments--net                                                     91,376,206
(Loss) on             Foreign currency transactions--net                                  (1,102,204)         90,274,002
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation:
Transactions--        Investments--net                                                (1,788,982,857)
Net:                  Foreign currency transactions--net                                       20,894    (1,788,961,963)
                                                                                       --------------   ----------------

                    Net Decrease in Net Assets Resulting from Operations                                $(1,700,424,801)
                                                                                                        ================

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                   For the SixFor the
                                                                                                  Months EndedYear Ended
Increase (Decrease) in Net Assets:                                                     Feb. 28, 2001       Aug. 31, 2000
Operations:         Investment loss--net                                              $   (1,736,840)    $  (30,703,211)
                    Realized gain on investments--net                                      90,274,002        453,467,841
                    Change in unrealized appreciation/depreciation
                    on investments--net                                               (1,788,961,963)      1,358,782,507
                                                                                      ---------------    ---------------
                    Net increase (decrease) in net assets
                    resulting from operations                                         (1,700,424,801)      1,781,547,137
                                                                                      ---------------    ---------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                            (61,586,116)       (43,750,779)
                      Class B                                                           (219,451,798)      (170,903,218)
                      Class C                                                            (44,434,619)       (26,261,623)
                      Class D                                                           (118,505,419)       (79,730,301)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                       (443,977,952)      (320,645,921)
                                                                                      ---------------    ---------------

Capital Share       Net increase in net assets derived from
Transactions:       capital share transactions                                          1,432,220,808      1,595,773,254
                                                                                      ---------------    ---------------

Net Assets:         Total increase (decrease) in net assets                             (712,181,945)      3,056,674,470
                    Beginning of period                                                 6,633,268,363      3,576,593,893
                                                                                      ---------------    ---------------
                    End of period                                                     $ 5,921,086,418     $6,633,268,363
                                                                                      ===============     ==============

                    *Accumulated investment loss--net                                 $   (1,736,840)     $           --
                                                                                      ===============     ==============

                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class A
                                                                  For the
                                                                 Six Months
The following per share data and ratios have been derived          Ended
from information provided in the financial statements.            Feb. 28,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                             2001      2000        1999        1998        1997
Per Share           Net asset value,
Operating           beginning of period                         $   29.98   $   21.99  $   16.19   $   17.37   $   13.60
Performance:                                                    ---------   ---------  ---------   ---------   ---------
                      Investment income--net++                        .07         .02        .13         .07         .07
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net                            (7.15)        9.91       6.37        1.09        4.95
                                                                ---------   ---------  ---------   ---------   ---------
                    Total from investment operations               (7.08)        9.93       6.50        1.16        5.02
                                                                ---------   ---------  ---------   ---------   ---------
                    Less distributions from realized gain on
                    investments--net                               (1.96)      (1.94)      (.70)      (2.34)      (1.25)
                                                                ---------   ---------  ---------   ---------   ---------
                    Net asset value, end of period              $   20.94   $   29.98  $   21.99   $   16.19   $   17.37
                                                                =========   =========  =========   =========   =========

Total Investment    Based on net asset value per share          24.10%+++      47.01%     41.08%       6.37%      39.24%
Return:**                                                       =========   =========  =========   =========   =========

Ratios to Average   Expenses                                        .75%*        .76%       .81%        .87%        .99%
Net Assets:                                                     =========   =========  =========   =========   =========
                    Investment income--net                          .60%*        .09%       .60%        .37%        .47%
                                                                =========   =========  =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $1,028,535   $ 882,072  $ 472,464   $ 167,133   $  62,049
                                                                =========   =========  =========   =========   =========
                    Portfolio turnover                             58.06%      98.71%     52.72%      40.27%      94.38%
                                                                =========   =========  =========   =========   =========
*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class B
                                                                  For the
                                                                 Six Months
The following per share data and ratios have been derived          Ended
from information provided in the financial statements.            Feb. 28,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                             2001      2000        1999        1998        1997
Per Share           Net asset value, beginning of period        $   28.06   $   20.75  $   15.39   $   16.69   $   13.14
Operating                                                       ---------   ---------  ---------   ---------   ---------
Performance:          Investment loss--net++                        (.05)       (.23)      (.08)       (.11)       (.09)
                      Realized and unrealized gain (loss) on
                      investmentsand foreign currency
                      transactions--net                            (6.69)        9.32       6.05        1.05        4.79
                                                                ---------   ---------  ---------   ---------   ---------
                    Total from investment operations               (6.74)        9.09       5.97         .94        4.70
                                                                ---------   ---------  ---------   ---------   ---------
                    Less distributions from realized gain on
                    investments--net                               (1.74)      (1.78)      (.61)      (2.24)      (1.15)
                                                                ---------   ---------  ---------   ---------   ---------
                    Net asset value, end of period              $   19.58   $   28.06  $   20.75   $   15.39   $   16.69
                                                                =========   =========  =========   =========   =========

Total Investment    Based on net asset value per share          24.48%+++      45.55%     39.58%       5.21%      37.95%
Return:**                                                       =========   =========  =========   =========   =========

Ratios to Average   Expenses                                       1.76%*       1.77%      1.83%       1.88%       2.02%
Net Assets:                                                     =========   =========  =========   =========   =========
                    Investment loss--net                          (.40%)*      (.92%)     (.41%)      (.64%)      (.59%)
                                                                =========   =========  =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $2,800,424  $3,411,474 $2,000,535   $ 641,688   $ 216,636
                                                                =========   =========  =========   =========   =========
                    Portfolio turnover                             58.06%      98.71%     52.72%      40.27%      94.38%
                                                                =========   =========  =========   =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C
                                                                  For the
                                                                 Six Months
The following per share data and ratios have been derived          Ended
from information provided in the financial statements.            Feb. 28,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                             2001      2000        1999        1998        1997
Per Share           Net asset value, beginning of period        $   28.26   $   20.88  $   15.45   $   16.72   $   13.14
Operating                                                       ---------   ---------  ---------   ---------   ---------
Performance:          Investment loss--net++                        (.05)       (.24)      (.09)       (.11)       (.09)
                      Realized and unrealized gain (loss) on
                      investmentsand foreign currency
                      transactions--net                            (6.74)        9.39       6.10        1.05        4.79
                                                                ---------   ---------  ---------   ---------   ---------
                    Total from investment operations               (6.79)        9.15       6.01         .94        4.70
                                                                ---------   ---------  ---------   ---------   ---------
                    Less distributions from realized gain
                    on investments--net                            (1.78)      (1.77)      (.58)      (2.21)      (1.12)
                                                                ---------   ---------  ---------   ---------   ---------
                    Net asset value, end of period              $   19.69   $   28.26  $   20.88   $   15.45   $   16.72
                                                                =========   =========  =========   =========   =========

Total Investment    Based on net asset value per share          24.51%+++      45.53%     39.65%       5.19%      37.90%
Return:**                                                       =========   =========  =========   =========   =========

Ratios to Average   Expenses                                       1.77%*       1.78%      1.83%       1.89%       2.02%
Net Assets:                                                     =========   =========  =========   =========   =========
                    Investment loss--net                          (.41%)*      (.93%)     (.43%)      (.63%)      (.58%)
                                                                =========   =========  =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                              $ 619,473   $ 627,021  $ 307,988   $ 130,652   $  74,732
                                                                =========   =========  =========   =========   =========
                    Portfolio turnover                             58.06%      98.71%     52.72%      40.27%      94.38%
                                                                =========   =========  =========   =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class D
                                                                  For the
                                                                 Six Months
The following per share data and ratios have been derived          Ended
from information provided in the financial statements.            Feb. 28,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                             2001      2000        1999        1998        1997
Per Share           Net asset value, beginning of period        $   29.63   $   21.77  $   16.06   $   17.27   $   13.54
Operating                                                       ---------   ---------  ---------   ---------   ---------
Performance:          Investment income (loss)--net++                 .04       (.04)        .08         .02         .03
                      Realized and unrealized gain (loss) on
                      investmentsand foreign currency
                      transactions--net                            (7.07)        9.80       6.31        1.09        4.93
                                                                ---------   ---------  ---------   ---------   ---------
                    Total from investment operations               (7.03)        9.76       6.39        1.11        4.96
                                                                ---------   ---------  ---------   ---------   ---------
                    Less distributions from realized gain
                    on investments--net                            (1.91)      (1.90)      (.68)      (2.32)      (1.23)
                                                                ---------   ---------  ---------   ---------   ---------
                    Net asset value, end of period              $   20.69   $   29.63  $   21.77   $   16.06   $   17.27
                                                                =========   =========  =========   =========   =========

Total Investment    Based on net asset value per share          24.21%+++      46.67%     40.67%       6.08%      38.90%
Return:**                                                       =========   =========  =========   =========   =========

Ratios to Average   Expenses                                        .99%*       1.01%      1.05%       1.11%       1.24%
Net Assets:                                                     =========   =========  =========   =========   =========
                    Investment income (loss)--net                   .37%*      (.17%)       .36%        .12%        .17%
                                                                =========   =========  =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $1,472,654  $1,712,701  $ 795,607   $ 157,899   $  53,101
                                                                =========   =========  =========   =========   =========
                    Portfolio turnover                             58.06%      98.71%     52.72%      40.27%      94.38%
                                                                =========   =========  =========   =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the exdividend date may have passed are subsequently recorded when the Fund has determined the exdividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance   Distribution
                                       Fee           Fee

Class B                                .25%         .75%
Class C                                .25%         .75%
Class D                                .25%          --


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD         MLPF&S

Class A                              $ 1,057      $   15,107
Class D                              $79,139      $1,189,409

For the six months ended February 28, 2001, MLPF&S received contingent deferred sales charges of $1,047,558 and $61,132 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $1,474 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $855,409 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM through December 31, 2000. Up to this date, the Fund reimbursed MLIM $226,724 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse MLIM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001 were $4,962,711,385 and $3,142,146,378, respectively.

Net realized gains (losses) for the six months ended February 28, 2001 and net unrealized losses as of February 28, 2001 were as follows:

                                    Realized      Unrealized
                                  Gains (Losses)    Losses

Long-term investments            $ 91,290,509     $(185,777,773)
Short-term investments                 85,697                --
Foreign currency
transactions                      (1,102,204)                --
                                 ------------     -------------
Total                            $ 90,274,002     $(185,777,773)
                                 ============     =============

As of February 28, 2001, net unrealized depreciation for Federal income tax purposes aggregated $185,777,773, of which $474,201,810 related to appreciated securities and $659,979,583 related to depreciated securities. At February 28, 2001, the aggregate cost of investments for Federal income tax purposes was $6,111,753,536.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,432,220,808 and $1,595,773,254 for the six months ended
February 28, 2001 and for the year ended August 31, 2000, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Six Months Ended                                    Dollar
February 28, 2001                     Shares        Amount

Shares sold                        21,233,214     $ 479,845,876
Shares issued to shareholders
in reinvestment of
distributions                       2,082,703        47,006,601
                               --------------     -------------
Total issued                       23,315,917       526,852,477
Shares redeemed                   (3,607,499)      (85,952,634)
                               --------------     -------------
Net increase                       19,708,418     $ 440,899,843
                               ==============     =============


Class A Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        13,954,826     $ 374,057,263
Shares issued to shareholders
in reinvestment of
distributions                       1,247,247        30,869,352
                               --------------     -------------
Total issued                       15,202,073       404,926,615
Shares redeemed                   (7,273,977)     (192,459,722)
                               --------------     -------------
Net increase                        7,928,096     $ 212,466,893
                               ==============     =============


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Class B Shares for the
Six Months Ended                                    Dollar
February 28, 2001                     Shares        Amount

Shares sold                        26,742,988     $ 601,089,032
Shares issued to shareholders
in reinvestment of
distributions                       9,397,456       198,756,190
                               --------------     -------------
Total issued                       36,140,444       799,845,222
Automatic conversion
of shares                         (2,730,697)      (62,737,297)
Shares redeemed                  (11,927,486)     (266,573,161)
                               --------------     -------------
Net increase                       21,482,261     $ 470,534,764
                               ==============     =============


Class B Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        46,742,875    $1,183,282,271
Shares issued to shareholders
in reinvestment of
distributions                       6,702,197       156,429,267
                               --------------     -------------
Total issued                       53,445,072     1,339,711,538
Automatic conversion
of shares                         (6,990,131)     (171,422,234)
Shares redeemed                  (21,307,246)     (528,575,323)
                               --------------     -------------
Net increase                       25,147,695     $ 639,713,981
                               ==============     =============


Class C Shares for the
Six Months Ended                                    Dollar
February 28, 2001                     Shares        Amount

Shares sold                         9,584,056     $ 215,236,943
Shares issued to shareholders
in reinvestment of
distributions                       1,883,024        40,070,750
                               --------------     -------------
Total issued                       11,467,080       255,307,693
Shares redeemed                   (2,196,655)      (48,997,468)
                               --------------     -------------
Net increase                        9,270,425     $ 206,310,225
                               ==============     =============


Class C Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                         9,791,460     $ 253,121,222
Shares issued to shareholders
in reinvestment of
distributions                       1,005,364        23,636,119
                               --------------     -------------
Total issued                       10,796,824       276,757,341
Shares redeemed                   (3,363,502)      (83,902,865)
                               --------------     -------------
Net increase                        7,433,322     $ 192,854,476
                               ==============     =============

Class D Shares for the
Six Months Ended                                    Dollar
February 28, 2001                     Shares        Amount

Shares sold                        12,661,886     $ 303,412,504
Automatic conversion of
shares                              2,584,516        62,737,297
Shares issued to shareholders
in reinvestment of
distributions                       4,891,364       109,175,246
                               --------------     -------------
Total issued                       20,137,766       475,325,047
Shares redeemed                   (6,759,544)     (160,849,071)
                               --------------     -------------
Net increase                       13,378,222     $ 314,475,976
                               ==============     =============


Class D Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        21,376,393     $ 562,677,915
Automatic conversion of
shares                              6,644,211       171,422,234
Shares issued to shareholders
in reinvestment of
distributions                       2,964,749        72,666,009
                               --------------     -------------
Total issued                       30,985,353       806,766,158
Shares redeemed                   (9,735,407)     (256,028,254)
                               --------------     -------------
Net increase                       21,249,946     $ 550,737,904
                               ==============     =============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended February 28, 2001.


6. Security Loans:
At February 28, 2001, the Fund held collateral having an aggregate value of approximately $24,987,000 for portfolio securities loaned having a market value of approximately $24,160,000.




Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 2001


PORTFOLIO INFORMATION


As of February 28, 2001

                                   Percent of
Ten Largest Holdings               Net Assets

General Electric Company                4.9%
Pfizer Inc.                             4.6
AOL Time Warner Inc.                    4.1
The Home Depot, Inc.                    4.0
Merck & Co., Inc.                       3.7
Wal-Mart Stores, Inc.                   3.6
American International Group, Inc.      3.4
Enron Corp.                             3.3
Wells Fargo Company                     3.2
PepsiCo, Inc.                           3.0

                                   Percent of
Geographic Allocation              Net Assets++

United States                          90.4%
France                                  2.9
Japan                                   1.8
Netherlands                             1.4
United Kingdom                          0.5
++Total may not equal 100%.


                                   Percent of
Ten Largest Industries             Net Assets

Pharmaceuticals                        19.6%
Energy Equipment & Services             9.8
Media                                   8.9
Insurance                               8.5
Banks                                   6.1
Food & Drug Retailing                   6.0
Beverages                               5.6
Industrial Conglomerates                4.9
Multiline Retail                        4.8
Specialty Retail                        4.0